EXHIBIT L

AUDIT FEE INFORMATION

Fees Billed by PricewaterhouseCoopers, LLP:
					Aggregate
Trust Name/		Audit		All Other	Non-Audit
Fiscal year Ended	Audit Fees	Related Fees	Tax Fees	Fees	Fees
Franklin Federal Tax-Free Income Fund
4/30/06	$68,694	$ 0	$20,000	$4,022	$24,022
4/30/05	67,166	0	0	0	0
Franklin Money Fund
6/30/06	16,725	0	0	856	856
6/30/05	15,687	0	0	0	0
Franklin Tax-Exempt Money Fund
7/31/06	11,858	0	0	103	103
7/31/05	11,374	0	0	0	0
The Money Market Portfolios
6/30/06	29,049	0	0	3,315	3,315
6/30/05	31,169	0	0	0	0

L-1

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FRANKLIN FEDERAL TAX-FREE INCOME FUND	FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Directors of the Fund.  It will be voted as specified.  If no specification is made, this Proxy will be voted FOR the Proposals, including all nominees for director listed in Proposal 2.  In the event of cumulative voting, the proxy holders may cumulate and distribute the votes represented by this proxy among one or more of the nominees in such proportion as the proxy holders, in their discretion, deem appropriate, except that no votes may be allocated to a nominee if I have directed votes to be withheld from that nominee.  If any nominee for director listed in Proposal 2 becomes unable or unwilling to serve, this proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Fund’s Board of Directors.

Dated	, 2007

Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FT CAL - MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

					FOR	AGAINST	ABSTAIN
1.	To amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10).				☐	☐	☐
2.	To Elect a Board of Directors.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN
3.	To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
5.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 5a.	Borrowing			☐	☐	☐
	Sub-Proposal 5b.	Underwriting			☐	☐	☐
	Sub-Proposal 5c.	Lending			☐	☐	☐
	Sub-Proposal 5d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 5e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 5f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 5g.	Industry concentration			☐	☐	☐
	Sub-Proposal 5h.	Diversification of investments			☐	☐	☐
6.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
FT CAL - MM

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FRANKLIN MONEY FUND	FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Directors of the Fund.  It will be voted as specified.  If no specification is made, this Proxy will be voted FOR the Proposals, including all nominees for director listed in Proposal 2.  In the event of cumulative voting, the proxy holders may cumulate and distribute the votes represented by this proxy among one or more of the nominees in such proportion as the proxy holders, in their discretion, deem appropriate, except that no votes may be allocated to a nominee if I have directed votes to be withheld from that nominee.  If any nominee for director listed in Proposal 2 becomes unable or unwilling to serve, this proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Fund’s Board of Directors.

Dated	, 2007

Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FT CAL - MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

					FOR	AGAINST	ABSTAIN
1.	To amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10).				☐	☐	☐
2.	To Elect a Board of Directors.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN
3.	To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
5.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 5a.	Borrowing			☐	☐	☐
	Sub-Proposal 5b.	Underwriting			☐	☐	☐
	Sub-Proposal 5c.	Lending			☐	☐	☐
	Sub-Proposal 5d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 5e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 5f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 5g.	Industry concentration			☐	☐	☐
	Sub-Proposal 5h.	Diversification of investments			☐	☐	☐
6.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
FT CAL - MM

             FRANKLIN TEMPLETON INVESTMENTS

THREE EASY WAYS TO VOTE
To vote by Telephone		To vote by Internet		To vote by Mail
1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement and have the Proxy Card at hand.	1)	Read the Proxy Statement.
2)	Call 1-888-221-0697.	2)	Go to www.proxyweb.com/FranklinTempleton	2)	Check the appropriate boxes on the reverse side.
3)	Follow the recorded instructions.	3)	Follow the on-line directions.	3)	Sign and date the Proxy Card.
				4)	Return the Proxy Card in the envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

FRANKLIN TAX-EXEMPT MONEY FUND	FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Directors of the Fund.  It will be voted as specified.  If no specification is made, this Proxy will be voted FOR the Proposals, including all nominees for director listed in Proposal 2.  In the event of cumulative voting, the proxy holders may cumulate and distribute the votes represented by this proxy among one or more of the nominees in such proportion as the proxy holders, in their discretion, deem appropriate, except that no votes may be allocated to a nominee if I have directed votes to be withheld from that nominee.  If any nominee for director listed in Proposal 2 becomes unable or unwilling to serve, this proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Fund’s Board of Directors.

Dated	, 2007

Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appear(s) on this card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

FT CAL - MM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

					FOR	AGAINST	ABSTAIN
1.	To amend the By-Laws to provide that the authorized number of directors shall not be less than five (5) nor more than ten (10).				☐	☐	☐
2.	To Elect a Board of Directors.
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Gregory E. Johnson	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) above:				☐	☐	☐
					FOR	AGAINST	ABSTAIN
3.	To approve an Agreement of Merger that provides for the reorganization of the Fund into a Delaware statutory trust.				☐	☐	☐
5.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 5a.	Borrowing			☐	☐	☐
	Sub-Proposal 5b.	Underwriting			☐	☐	☐
	Sub-Proposal 5c.	Lending			☐	☐	☐
	Sub-Proposal 5d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 5e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 5f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 5g.	Industry concentration			☐	☐	☐
	Sub-Proposal 5h.	Diversification of investments			☐	☐	☐
6.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.
FT CAL - MM